Exhibit 32.2

CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned, Joseph HN Lee, does hereby certify, to the best of his knowledge and belief, that:

(1)

The quarterly report on Form 10-Q for the three months ended March 31, 2009 of Stockhouse Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Stockhouse Inc.

Date: May 20, 2009

/s/ Joseph HN Lee
Joseph HN Lee
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.